UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  DECEMBER 14, 2004
                                                       -------------------------

                                 FOOTSTAR, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-11681                               22-3439443
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     (Commission File Number)            (IRS Employer Identification No.)

       933 MACARTHUR BOULEVARD
          MAHWAH NEW JERSEY                               07430
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 (Address of Principal Executive Offices)               (Zip Code)

                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Registrant") and substantially all of its subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 04-22350 (ASH)) (the "Chapter 11 Case"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

               The Debtors filed a motion with the Court on November 29, 2004 for authorization to (i) establish a comprehensive compensation program for certain employees, consisting of (a) a performance bonus for fiscal year 2005 (the "Performance Bonus"), (b) a retention bonus (the "Retention Bonus"), (c) a revised severance plan (the "Revised Severance Plan"), (d) accelerated payments of a portion of retention bonus payments established pursuant to the Debtors' previously approved retention program (the "Accelerated Retention Bonus"), and
(e) the continuation of the Debtors' supplementary employee retirement program (the "SERP," and together with the Performance Bonus, the Retention Bonus, the Revised Severance Plan, and the Accelerated Retention Bonus, the "Meldisco Compensation Program"); and (ii) enter into non-compete agreements with certain key officers (the "Non-Compete Agreements").

               On December 14, 2004, the Court, among other things:

               o approved and ratified the Meldisco Compensation Program pursuant to sections 363(b) and 105(a) of the Bankruptcy Code;

               o authorized taking all actions to implement and effectuate the Meldisco Compensation Program, including, without limitation, making the payments thereunder;

               o authorized the Debtors to make payments to effectuate the Performance Bonus;

               o authorized the Debtors to make payments to effectuate the Retention Bonus;

               o    authorized the Debtors to implement the Revised Severance
                    Plan;

               o authorized the Debtors to make the Accelerated Retention Bonus payments;

               o authorized the Debtors to continue to honor their obligations under their current SERP;

               o ordered that the SERP was modified so that vesting thereunder could occur upon the sale of substantially all of the assets or stock of the Debtors (collectively defined herein as "Sale");


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
               o ordered that the SERP shall not vest but shall continue if a reorganization of Meldisco is effected as contemplated by the Debtors' plan of reorganization;

               o ordered that the Debtors shall not add any additional participants to the SERP;

               o authorized the Debtors to enter into the Non-Compete Agreements with certain employees;

               o ordered that certain employees must waive their rights under their prepetition employment and other written contracts (the "Employee Contracts") upon receipt of the benefits contemplated by the Meldisco Compensation Program; and

               o ordered that certain employees who are parties to Employee Contracts shall retain their rights to assert claims against the Debtors should the Debtors breach any portion of the Meldisco Compensation Program or the Non-Compete Agreements.

               Each of the following executive officers of the Registrant are eligible to participate in certain components of the Meldisco Compensation
Program: Jeffrey Shepard, President and CEO of Meldisco and Executive Vice President of Footstar, Inc.; Maureen Richards, Senior Vice President, General Counsel and Corporate Secretary of Footstar, Inc.; and Richard Robbins, Senior Vice President of Financial Reporting and Controls of Footstar, Inc. (collectively the "Registrant's Executive Officers").

               Performance Bonus
               -----------------

               With the Performance Bonus, Meldisco seeks to establish a bonus program for fiscal year 2005 that adjusts performance metrics to align the interests of Meldisco employees and equity holders. Accordingly, Meldisco will pay the Performance Bonus upon achievement of certain free cash flow goals. The Performance Bonuses range from (i) 100% of an employee's salary to (ii) 5% of an employee's salary. Performance Bonuses will be pro-rated in the event of an involuntary termination during fiscal year 2005.

               The Debtors have identified approximately 170 employees who will receive the Performance Bonus, which the Debtors will pay semi-annually. The Debtors will increase the CEO's base salary from $567,000 to $650,000 per year and increase his Performance Bonus target from 65% of base salary to 100% of base salary, effective January 1, 2005. There is no change to the base salary or bonus opportunities for Ms. Richards or Mr. Robbins.

               Performance Bonuses will be pro-rated in the event of an involuntary termination. If there is a Sale, the Debtors will pay the Performance Bonuses to all eligible participants on a pro rated basis calculated daily.


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
               The Retention Bonus
               -------------------

               With the Retention Bonus, the Debtors seek to establish a bonus that provides retentive payments to key Meldisco employees to stem attrition. Accordingly, the Retention Bonus guarantees a retention payment to key Meldisco employees employed as of the date these bonus payments are scheduled. Retention Bonuses will equal 75% of each employee's normal 2004 performance target award level.

               The Debtors have identified approximately 240 current employees, which includes the Registrant's Executive Officers, that will receive Retention Bonuses, which will be earned and paid quarterly.(1) Retention Bonuses will be pro-rated in the event of an involuntary termination during fiscal year 2005. If there is a Sale, the Debtors will pay the Retention Bonuses to all eligible participants on a pro rated basis calculated daily.

               Revised Severance Program.
               --------------------------

               The Debtors seek to revise their current severance packages to provide competitive severance benefits to stem attrition (the "Revised Severance Program"). Under the Revised Severance Program, Meldisco will provide employees with increased severance benefits, the amount of which is based on years of service and/or minimum severance status based upon job level. For example, if an employee is entitled to 6 weeks of severance based upon years of service and job level, such employee will receive 6 weeks of severance, whether or not such employee has found another employment opportunity after termination. If there is a Sale, payments under the Revised Severance Program will only be available if such employee is terminated and is not offered comparable employment by the acquiring entity.(2) If such employee accepts non-comparable employment by the acquiring entity, such employee will not receive severance payments. The Revised Severance Program also provides a continuation of medical and dental benefits during the severance period.

               If there is a Sale, certain officers will be entitled to receive an additional severance enhancement (the "Severance Enhancement") under the Revised Severance Program if such individual is not offered comparable employment by the acquiring entity.(3) If such senior executive accepts non-comparable employment by the acquiring entity, such executive is not entitled to the Severance Enhancement. Mr. Shepard will be entitled to receive 24 months of base salary and bonus if such enhancement is triggered. No additional severance was awarded to Ms. Richards or Mr. Robbins under the Meldisco Compensation Program.

-------------------------
(1) For 13 officers, including the Registrant's Executive Officers, the Retention Bonus will be paid semi-annually.

(2) For the purposes of severance for employees other than certain officers, an offer of "comparable employment" means: (i) at least the same salary or hourly rate in effect immediately prior to the Sale; (ii) substantially comparable employee benefits in the aggregate to the employee benefits applicable immediately prior to the Sale; and (iii) a principal place of employment that is not more than 35 miles from the executive's principal place of employment immediately prior to the Sale.

(3) For the purposes of severance for these officers, an offer of "comparable employment" means unless such executive agrees otherwise: (i) substantially the same duties as applicable to the executive immediately prior to the Sale and no duties which are inconsistent with the executive's status as a senior executive; (ii) at least the same salary rate in effect immediately prior to the Sale; (iii) an equivalent target annual bonus opportunity;
     (iv) substantially comparable employee benefits in the aggregate to the employee benefits applicable immediately prior to the Sale, including, without limitation, to the extent applicable, non-enhanced severance benefits, life insurance, retirement benefits, and supplemental retirement benefits; and (v) a principal place of employment that is not more than 35 miles from the executive's principal place of employment immediately prior to the Sale.


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
               Accelerated Retention Bonus.
               ----------------------------

               The Debtors wish to accelerate the payment of a portion of the Original Retention Bonuses to participants in the Court-approved Retention Program. The Debtors, in consultation with the Creditors' Committee and the Equity Committee, guaranteed payment of 50% of the Debtors' 2004 performance bonuses to those Meldisco employees who were not participants in the Court-approved Retention Program. These payments are scheduled for payment on February 1, 2005. For participants in the initial Court-approved Retention Program, their Original Retention Bonus was comprised of either (i) their 2004 performance bonus plus a percentage of such participant's salary or (ii) bonuses established by the Debtors' CEO from the $ 1 million discretionary fund provided in the Retention Program (the "Special Retention Bonus"). To avoid penalizing Retention Program participants, the Debtors will pay (i) 50% of such participants normal 2004 performance bonus component of the Original Retention Bonus or (ii) 50% of the Special Retention Bonuses, as applicable, on July 1, 2005. The Debtors will pay the remainder of the Original Retention Bonuses or Special Retention Bonuses in accordance with the Retention Program or any agreement relating to the Special Retention Bonuses.

                  SERP
                  ----

               Prior to March 2, 2004, the Debtors maintained a supplemental executive retirement plan (the "SERP"). The Debtors initially sought approval of the SERP as a component of the original Court-approved Retention Program, but agreed to delay consideration of such approval. On December 14, 2004, the Court authorized the continuation of the SERP for certain key officers as an additional retention component under the Meldisco Compensation Program.

               Pursuant to the SERP, the Debtors provide supplemental benefits to certain senior employees whose income exceeds the Internal Revenue Service's limitations for compensation eligible for contribution to the Debtors' 401(k) retirement plan. The vesting of SERP benefits for a participating executive will occur when such executive (i) reaches the age of 55 and (ii) has been employed by the Debtors for ten or more years. If, however, there is a Change of Control of the Debtors (as defined in the SERP) that results in a termination of a participating executive, the SERP vests notwithstanding failure to satisfy the qualification requirements.

               The SERP will continue as part of the Meldisco Compensation Program, except that, in the event of a Sale and the failure of the acquirer to offer a participant comparable employment (4), future benefit calculations have been agreed upon at reduced levels. No new participants will be added to this


-------------------------
(4) An offer of "comparable employment" means unless such executive agrees otherwise: (i) substantially the same duties as applicable to the executive immediately prior to the Sale and no duties which are inconsistent with the executive's status as a senior executive; (ii) at least the same salary rate in effect immediately prior to the Sale; (iii) an equivalent target annual bonus opportunity; (iv) substantially comparable employee benefits in the aggregate to the employee benefits applicable immediately prior to the Sale, including, without limitation, to the extent applicable, non-enhanced severance benefits, life insurance, retirement benefits, and supplemental retirement benefits; and (v) a principal place of employment that is not more than 35 miles from the executive's principal place of employment immediately prior to the Sale.


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
program. If, however, a stand-alone reorganization of Meldisco is effected in the manner contemplated by the Debtors' plan of reorganization, the SERP will not vest, but benefits will continue to accrue according to the terms of the SERP. In the event any rights to a SERP benefit are triggered by a Sale, Mr. Shepard shall be entitled to receive a reduced benefit of $1,010,300 and Ms. Richards shall be entitled to receive a reduced benefit of $462,700. Mr. Robbins does not participate in the SERP.

               Non-Compete Agreements
               ----------------------

               With the uncertainty caused by the litigation with Kmart, the Debtors are concerned that Kmart may try to hire certain key officers in an effort to quickly replicate the Debtors' Meldisco business. To deter Kmart from hiring these key employees, the Debtors propose entering into the Non-Compete Agreements with these employees. The elements of the Meldisco Compensation Program serve as consideration for the non-compete covenants contained in the Non-Compete Agreements. The Non-Compete Agreements will restrict these executives during (i) their employment with the Debtors and (ii) the earlier of
(a) 12 months after such executives are terminated or (b) 12 months after the Kmart Agreements are terminated, from engaging in the procurement, sale, or marketing of footwear, or the operation of a footwear business within Kmart and/or Sears. The Non-Compete Agreements will also include a confidentiality provision, a non-solicitation of employees provision, and a provision prohibiting the executives from interfering with or disrupting the relationships between the Debtors and any of their customers, vendors, suppliers, or distributors. Mr. Shepard, Ms. Richards and Mr. Robbins will be required to sign these agreements.

ITEM 4.01.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               At a meeting held on December 14, 2004, the Audit Committee of the Board of Directors of the Registrant, approved the dismissal of the Registrant's independent accountant KPMG LLP and the hiring of Amper, Politziner & Mattia, P.C. ("APM").

               In connection with the audits of the two fiscal years ended December 28, 2002 and December 29, 2001, and the subsequent interim period through December 14, 2004, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

               The audit reports of KPMG LLP on the Registrant's consolidated financial statements as of December 28, 2002 and December 29, 2001 and for the three fiscal years then ended, included in the Registrant's Annual Report on Form 10-K for Fiscal Year 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that KPMG LLP's report on the Registrant's consolidated financial statements as of December 28, 2002 and December 29, 2001 and for the three fiscal years then ended contained (1) a separate paragraph stating that "the accompanying consolidated financial statements and the financial statement schedule have been prepared assuming that the Registrant will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, on March 2, 2004 the Registrant filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. This filing for reorganization raises substantial doubt about the Registrant's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty," and (2) a separate paragraph stating that the consolidated balance sheet as of December 29, 2001 and the related consolidated statements of operations, shareholders' equity and comprehensive income and cash flows for the years ended December 29, 2001 and December 30, 2000 included therein were restated.

               In connection with the audits of the two fiscal years ended December 28, 2002 and December 29, 2001, and the subsequent interim period through December 14, 2004, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that, KPMG LLP advised the Registrant of the following matters which it considered to be "material weaknesses" or "reportable conditions". Substantially all of the matters identified herein have subsequently been remediated by the Company, with the several remaining in the process of remediation:

               o Control Environment (Tone at the Top, Adequacy of Resources and Organizational Structure) - Need to improve the control environment of the Registrant.

               o Accounts Payable Reconciliation - These reconciliations were incorrectly prepared and were not properly reviewed as part of the year end closing process.

               o Management Override of Controls - Vendor payables were written off to reduce expenses.

               o Three-way Auto Match Process of Purchase Order, Receiver and Invoice - Controls over the three-way match of vendor purchase orders, receiving reports and invoices were not consistently effective.

               o Inventory In-Transit - The process and systems used to track and record inventory in-transit were inadequate and flawed resulting in errors in the timing of recording inventory receipts.

               o Warehouse 15 Shrink - There was a lack of controls over and accountability for inventory shipped between distribution centers and stores.

               o Processing of Proof of Delivery Payments - Certain policies and procedures should be implemented in order to enhance the overall control over payments to vendors outside the normal accounts payable three-way auto match process.

               o Purge Process - There was no formal policy in place to assure that all manual entries recorded to the general ledger for items such as proof of delivery payments, electronic funds transfer payments and manual checks agree with the related items deleted (purged) from the accounts payable sub ledger and the unmatched vendor invoice file.

               o Manual Entries - Certain manual entries lacked appropriate documentation and systems improvements are necessary to reduce the large number of manual entries required in order to close the books.

               o Vendor Debit Balances - There were a number of unapplied debit balances which were not appropriately reviewed and resolved.

               o Communications between Departments and Personnel - There is a need for improved communication between the Registrant's various departments and the Registrant's finance department.

               o Document Retention - Retention policies and procedures were not clearly defined and documented.

               o Payroll Withholding Tax - Improved procedures are required to eliminate the significant number of tax deficiency notices being received, specifically in the payroll withholding area. Controls are required to quantify and record changes to reserves required for estimated adjustments.

               o Sales and Use Tax - The system to identify and assist compliance with use tax obligations needs to be improved.

               o Book to Budget Process - The method by which the Registrant estimates several of its quarterly and annual accruals needs to be improved.

               o Intercompany Reconciliations - Stronger controls over the reconciliation of intercompany accounts needs to be implemented.

               o Accrued Royalty to 3rd Parties - Stronger controls over the calculation of the royalty accrual needs to be implemented.

               o Inventory Reconciliations - Stronger controls over inventory reconciliation procedures need to be implemented.

               o Minority Interest/Excess Rent Calculation - Need to improve the reconciliation process to ensure the accuracy of related balances recorded in the general ledger.

               o Accounting for Shrink - Stronger controls over the accounting for shrink needs to be implemented.

               o Reconciliation of Inventory Shrink to the General Ledger - Need to document a process of reviewing shrink by store and reconciling the cumulative year to date store shrink expense to the general ledger on a quarterly and annual basis.

               o Worn and Damaged Receivables - Need to improve the tracking and monitoring of worn and damaged receivables by vendor.

               o Family Plan Accrual - Need to improve the supporting calculations used in determining this accrual.

               o Contingent Rent Liability - Procedures should be put in place to ensure that the contingent rent liability is computed accurately.

               o Physical Inventory Process - Need to improve procedures governing the physical inventory process.

               o Co-Op Advertising - Need to improve procedures to enhance overall controls in this area.

               o Communication Between Internal and External Auditors - Need to improve communications between internal and external auditors.

               o Actuarial Calculations - Need to utilize a qualified actuary to assist in performing all relevant calculations.

               o Formalization of Policies and Procedures - Need to document formal written policies and procedures available for accounting and operating personnel.

               o Segregation of Duties of Generation of Purchase Orders and Matching of Invoices - Need to implement a formal policy with proper segregation of duties over the Construction and Store Planning Department.

               o Inventory Aging Reserve - Need to improve the supporting calculations used in determining this reserve.

               o Sales Return Analysis - Need to improve the supporting calculations used in determining sales returns.

               o Bank Reconciliation - Need to reconcile all bank accounts on a timely basis.

               o 401k Profit Sharing Accrual and Employer Match Contribution - Need to improve the supporting calculation used in determining the 401k profit sharing and employer match accrual.

               o Straight-Line Rent - Procedures should be put in place to ensure that straight line rent is being computed accurately.

               o Access to the Data Center - Need to restrict data center access to authorized personnel only.

               o Password Lockout Controls - Need to implement password lockout controls for all critical applications.

               o Forced Password Changes - Need to change passwords on a periodic basis.

               o Sharing of IDs and Passwords - Need to improve controls related to the sharing of ids and passwords.

               o Server Analysis - Need to develop minimum baseline build requirements for all operating systems.

               o Segregation of Duties/Data Integrity of an Affinity SQL Query - Need to improve controls over the integrity of the affinity SQL query.

               The Registrant has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as Exhibit 16.1 to this Form 8-K.

               The Registrant has not consulted with APM on any matters relating to the application of accounting principles or reportable events prior to its engagement.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c)                 Exhibits.

16.1 Letter from KPMG LLP, dated December 20, 2004, to Commission regarding statements included in this Form 8-K

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20, 2004
                                            FOOTSTAR, INC.



                                            By: /s/ MAUREEN RICHARDS
                                                --------------------------------
                                                 Name:   Maureen Richards
                                                 Title:  Senior Vice President,
                                                         General Counsel and
                                                         Corporate Secretary

                                  EXHIBIT INDEX

       Exhibit No.                    Description
       -----------                    -----------

        16.1 Letter from KPMG LLP, dated December 20, 2004, to Commission regarding statements included in this Form 8-K














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